SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2003

FIDELITY NATIONAL INFORMATION SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-20312	41-1293754

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4050 Calle Real, Santa Barbara, California	93110

(Address of Principal Executive Offices)	(Zip Code)

(805) 696-7000

(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed, since last report)

Item 7. Financial Statements and Exhibits

(c)  Exhibits

Exhibit 99.1 — Press Release of Fidelity National Information Solutions, Inc., dated July 23, 2003.

Item 9. Regulation FD disclosure (Information is being provided under Item 12)

The information contained in this Item 9 of this Current Report is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” of Form 8-K in accordance with SEC Release Nos. 33-8216; 34-47583.

On July 23, 2003, Fidelity National Information Solutions, Inc. issued an earnings release announcing its financial results for the second quarter ended June 30, 2003. A copy of the earnings release is attached as Exhibit 99.1

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDELITY NATIONAL INFORMATION SOLUTIONS, INC.

Dated: July 24, 2003	By:	/s/ Neil A. Johnson

Neil A. Johnson Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release of Fidelity National Information Solutions, Inc., dated July 23, 2003